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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 May 14, 2001
               -------------------------------------------------
               (Date of Report; Date of Earliest Event Reported)


                             Extreme Networks, Inc.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


       000-25711                                         77-0430270
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(Commission File Number)                      (IRS Employer Identification No.)


          3585 Monroe Street                                95051
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(address of principal executive offices)                   (Zip Code)


                                (408) 579-2800
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             (Registrant's telephone number, including area code)
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Item 5
------

     The sole purpose of this amendment is to refile Exhibit 1 in its entirety. Exhibit C to Exhibit 1 was previously omitted. There are no other changes to this Exhibit.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EXTREME NETWORKS, INC.


Date:  May 14, 2001                       By:  /s/ VITO PALERMO
                                             -----------------------------------
                                                   Vito Palermo
                                                   Secretary and
                                                   Chief Financial Officer

                                       2

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                                 EXHIBIT INDEX
                                 -------------


    Exhibit                                Description
    -------                                -----------
       1 Form of Rights Agreement between the Company and Mellon Investor Services, as Rights Agent (including as Exhibit A the form of Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, as Exhibit B the form of Right Certificate, and as Exhibit C the Summary of Terms of Rights Agreement).

       2*            Press Release, dated April 27, 2001.

       3* Form of Letter to Extreme Networks, Inc. stockholders, dated May 14, 2001.

       4*            Amended and Restated Bylaws of Extreme Networks, Inc.



    *  Previously filed